                                 EXHIBIT 24.1




                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN INC. (the "Company"), does constitute and appoint C. BAKER CUNNINGHAM, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of Common Stock of the Company, par value $.01 per share (the "Stock"), issued or to be issued by the Company under the Belden Inc. Non-Employee Director Stock Plan; including specifically the power and authority to sign for and on behalf of the undersigned in connection therewith the name of the undersigned as director of the Company to one or more Registration Statements on Form S-8, as the case may be, or to any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to the Stock, and to any instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statements or amendments; and (ii) to register or qualify the Stock for sale and to register or license the Company as a broker or dealer in the Stock under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit the offering and sale as contemplated by such Registration Statements, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering such securities or Blue Sky laws for the purpose of so registering or qualifying the Stock or registering or licensing the Company; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 28th day of August, 1996.



                                                             /s/ LORNE D. BAIN
                                                             Lorne D. Bain

                            POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN INC. (the "Company"), does constitute and appoint C. BAKER CUNNINGHAM, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of Common Stock of the Company, par value $.01 per share (the "Stock"), issued or to be issued by the Company under the Belden Inc. Non-Employee Director Stock Plan; including specifically the power and authority to sign for and on behalf of the undersigned in connection therewith the name of the undersigned as director of the Company to one or more Registration Statements on Form S-8, as the case may be, or to any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to the Stock, and to any instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statements or amendments; and
(ii) to register or qualify the Stock for sale and to register or license the Company as a broker or dealer in the Stock under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit the offering and sale as contemplated by such Registration Statements, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering such securities or Blue Sky laws for the purpose of so registering or qualifying the Stock or registering or licensing the Company; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 26th day of August, 1996.



                                                        /s/ JOSEPH R. COPPOLA
                                                        Joseph R. Coppola

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN INC. (the "Company"), does constitute and appoint C. BAKER CUNNINGHAM, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended (the
"Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of Common Stock of the Company, par value $.01 per share (the "Stock"), issued or to be issued by the Company under the Belden Inc. Non-Employee Director Stock Plan; including specifically the power and authority to sign for and on behalf of the undersigned in connection therewith the name of the undersigned as director of the Company to one or more Registration Statements on Form S-8, as the case may be, or to any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to the Stock, and to any Instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statements or amendments; and (ii) to register or qualify the Stock for sale and to register or license the Company as a broker or dealer in the Stock under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit the offering and sale as contemplated by such Registration Statements, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering such securities or Blue Sky laws for the purpose of so registering or qualifying the Stock or registering or licensing the Company; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 26th day of August, 1996.



                                                           /s/ ALAN E. RIEDEL
                                                           Alan E. Riedel

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN INC. (the "Company"), does constitute and appoint C. BAKER CUNNINGHAM, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended (the
"Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of Common Stock of the Company, par value $.01 per share (the "Stock"), issued or to be issued by the Company under the Belden
Inc. Non-Employee Director Stock Plan; including specifically the power and authority to sign for and on behalf of the undersigned in connection therewith the name of the undersigned as director of the Company to one or more Registration Statements on Form S-8, as the case may be, or to any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to the Stock, and to any instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statements or amendments; and (ii) to register or qualify the Stock for sale and to register or license the Company as a broker or dealer in the Stock under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit the offering and sale as contemplated by such Registration Statements, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering such securities or Blue Sky laws for the purpose of so registering or qualifying the Stock or registering or licensing the Company; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 26th day of August, 1996.



                                                    /s/ CHRISTOPHER I. BYRNES
                                                    Christopher I. Byrnes